Exhibit 10.16.8

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EIGHTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of December 14, 2017

Between

QUICKEN LOANS INC., as Seller,

and

JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers,

and

the other Buyers from time to time party hereto

1.                                      This Amendment.

The Parties agree hereby to amend (for the eighth time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 1, 2014, the Second Amendment to Master Repurchase Agreement dated December 19, 2014, the Third Amendment to Master Repurchase Agreement dated April 30, 2015, the Fourth Amendment to Master Repurchase Agreement dated April 28, 2016, the Fifth Amendment to Master Repurchase Agreement dated November 18, 2016, the Sixth Amendment to Master Repurchase Agreement dated April 27, 2017, and the Seventh Amendment to Master Repurchase Agreement dated October 12, 2017 (the “Amended MRA”) and as amended hereby and as it may be supplemented, further amended or restated from time to time, the “MRA”) to (i) change the notice provisions of Sections 11(f)(v) and (vi) to raise the thresholds from [***] to [***], and (ii) change the Event of Default provision in Section 12(a)(xxiii) to raise the threshold from [***] to [***], and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there. The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Original MRA amended hereby and are therefore nonsequential.

2.                                      Section 11. Seller’s Covenants

Section 11(f)(v) is amended in its entirety to read as follows:

(v)           entry of any court judgment or regulatory order requiring Seller to pay a claim or claims that exceed [***] that is not covered by insurance;

Section 11(f)(vi) is amended in its entirety to read as follows:

(vi)          the filing of any petition, claim or lawsuit against Seller, in which the amount involved exceeds [***] that is not covered by insurance (any such notice shall be accompanied by an updating Schedule V including a description of such petition, claim or lawsuit);

3.                                      Section 12. Events of Default; Remedies

Section 12(a)(xxiii) is amended in its entirety to read as follows:

(xxiii) Other Debt to Chase or Certain Subsidiaries of JPMorgan Chase &  Co. There is a default beyond the expiration of any applicable grace or cure period under any agreement for Debt other than a Transaction Document with more than [***] in aggregate principal amount outstanding that Seller has entered into with Chase or any of the Subsidiaries of JPMorgan Chase & Co. listed in Exhibit 21 of its Form 10-K most recently filed with the SEC and, if such default is neither a payment default, an Act of Insolvency nor another default for which such other agreement does not provide or expressly allow for a cure (a “No-cure Default”), it has not been cured by such defaulting party or waived by such counterparty and [***] have elapsed since its occurrence (no cure or waiver period shall be applicable in respect of any such payment default, Act of Insolvency or No-cure Default). For clarity, an “agreement for Debt” under this Subsection 12(a)(xxiii) shall not include any agreement with Chase or any of its Affiliates or Subsidiaries that relates to treasury management, brokerage or trading-related services.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A..
Administrative Agent

By:	/s/ Carolyn Johnson
	Name:	Carolyn Johnson
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
Buyer

By:	/s/ Carolyn Johnson
	Name:	Carolyn Johnson
	Title:	Authorized Officer

QUICKEN LOANS INC.,
Seller

By:	/s/ Jay Farner
	Name:	Jay Farner
	Title:	Chief Executive Officer

Signature Page to Eighth Amendment to Master Repurchase Agreement